UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

WAGEWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Park Place, 4th Floor San Mateo, California		94403
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 577-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

Expected Impact of Restatement

As previously disclosed, WageWorks, Inc.’s (the “Company”) review of the necessary adjustments to the Company’s financial statements for fiscal year 2016 is expected to result in an estimated aggregate decrease in revenue (which was previously reported as $364.7 million) in the approximate range of $6.5 million to $9.5 million, an estimated aggregate decrease in net income (which was previously reported as $20.2 million) in the approximate range of $3.5 million to $5.5 million, and an estimated aggregate decrease in the non-GAAP financial measure adjusted EBITDA (which was previously reported as $108.0 million) in the approximate range of $6.0 million to $9.0 million. Although the Company’s review of 2017 is ongoing, to date, the Company has not identified any adjustments to its financial statements that would be expected to cause revenue for fiscal year 2017 to differ materially from the Company’s previous guidance.

The Company has not yet completed its final determination and review of its financial statements and internal controls over financial reporting for the fiscal year ended December 31, 2017. As previously announced, the Company’s Board of Directors (the “Board”) concluded that certain financial statements for periods in 2016 and 2017 should be restated and should no longer be relied upon. Therefore, the amounts described above and the periods to which they relate are preliminary, unaudited estimates that are subject to change. There can be no assurance that the final amounts and adjustments will not differ materially from the estimated amounts described above, or that additional adjustments will not be identified, the impact of which may be material.

Initiates Full Year 2018 Financial Guidance

With respect to prior disclosure on full year 2017 operating results, the Company currently expects full year 2018 year-over-year revenue growth of 1% to 4% and adjusted EBITDA margin of 28% to 32%, excluding the impact of costs associated with the restatement efforts and any accounting adjustments. Full year 2018 revenue growth is expected to be driven by strong growth in the HSA product offering, partially offset by lower revenue from FSA and COBRA products.

Generally

The Company is continuing to assess the adjustments to its financial statements and assessment of its control environment. As previously disclosed, the Company expects to report material weaknesses in its internal control over financial reporting as of December 31, 2017 related to managing change and assessing risk in the areas of non-routine and complex transactions, tone at the top, and commitment to competencies in the areas of non-routine and complex transactions.

The Company is working to complete the preparation of its financial statements for the fiscal quarter ended June 30, 2018, the fiscal quarter ended March 31, 2018, as well as its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including the restated 2016 financial statements, as soon as practicable.

Non-GAAP Financial Information

To supplement the financial information the Company presents on a GAAP basis, the Company provides adjusted EBITDA as a non-GAAP financial measure. Adjusted EBITDA is intended to focus on what management believes to be its ongoing business operations. The Company’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes interest income, interest expense, income tax provision, depreciation, amortization and change in contingent consideration, stock-based compensation and employee termination and other charges, and adjusted EBITDA, which excludes such information, in order to assess the performance of the Company’s business for planning and forecasting in subsequent periods. The Company’s management does not itself, nor does it suggest that investors should, consider adjusted EBITDA in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

No reconciliation of the forecasted range for adjusted EBITDA margin for 2018 is included in this Form 8-K because the Company is unable to quantify certain amounts that would be required to be included in the corresponding GAAP measure without unreasonable efforts and the Company’s management believes such reconciliation would imply a degree of precision that would be confusing or misleading to investors. In particular, the Company is not able to provide a reconciliation for the forecasted range of adjusted EBITDA margin because of the uncertainty and variability of the nature and amount of certain components thereof including (i) stock-based compensation, (ii) income tax provision and (iii) amortization. As such, any associated estimate and its impact on adjusted EBITDA margin could vary materially.

A reconciliation of GAAP net income to non-GAAP adjusted EBITDA for fiscal year 2016 is set forth below. Investors are also encouraged to review the Company’s full financial results for the Non-Reliance Periods and for the fourth quarter and fiscal year 2017 when the 2017 Form 10-K is filed with the SEC.

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

	Year Ended December 31, 2016
	As Previously Reported	Low	High
GAAP net income	$20.2	$14.7	$16.7
Interest income	(0.4)	(0.4)	(0.4)
Interest expense	2.2	2.2	2.2
Income tax provision	12.0	8.8	9.5
Depreciation	8.5	8.5	8.5
Amortization and change in contingent consideration	34.1	34.1	34.1
Stock-based compensation expense	30.3	30.0	30.3
Employee termination and other charges	1.1	1.1	1.1

Adjusted EBITDA	$108.0	$99.0	$102.0

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Extension

On March 19, 2018, the Company received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Form 10-K”). The NYSE informed the Company that, under the NYSE’s rules, the Company will have six months from March 16, 2018 to file the 2017 Form 10-K with the SEC and will continue to list the Company’s shares on the NYSE provided that the Company regains compliance with Section 802.01E by September 19, 2018.

The Company presented a compliance plan to the NYSE in July 2018 and requested an additional 6-month extension period for continued listing of its common stock on the NYSE through March 19, 2019 (“Additional Cure Period”) in order for it to complete and file its 2017 Form 10-K, including the restatement of the Company’s financial statements for (i) the quarterly and year-to-date periods ended June 30 and September 30, 2016, (ii) the year ended December 31, 2016 and (iii) the quarterly and year-to-date periods ended March 31, June 30 and September 30, 2017; Form 10-Q for the quarter ended March 31, 2018; Form 10-Q for the quarter ended June 30, 2018 and any subsequent delinquent SEC quarterly filings and regain compliance with the NYSE’s continued listing requirements. On August 13, 2018, the NYSE requested supplemental information from the Company, including additional details on measurable interim steps with respect to timing.

On September 7, 2018, the NYSE granted the Company’s request to continue its listing on the NYSE through March 19, 2019, subject to ongoing reassessment by the NYSE and provided that the Company becomes current with its SEC filings by such date. The NYSE decision also requires that the Company promptly notify the NYSE of any material events and developments that occur during the Additional Cure Period, including but not limited to, any event that may affect the Company’s historical financial information or that may impact the Company’s ability to achieve interim milestones set forth in its compliance plan or become current with its SEC filings by March 19, 2019. The Company continues to work diligently to complete and file its 2017 Form 10-K and subsequent delinquent SEC quarterly filings as soon as reasonably practicable, which the Company expects to be in advance of the Additional Cure Period and timing requirements set forth by the NYSE.

Audit Committee Composition

On September 6, 2018, Mariann Byerwalter resigned from the Company’s Board.

Following the resignation of Ms. Byerwalter, the Company notified the NYSE that, due to Ms. Byerwalter’s resignation from the Board, the Company no longer satisfies the requirements of NYSE Listed Company Manual Section 303A.07, which requires the audit committee of a company with NYSE-listed securities to have a minimum of three members.

On September 11, 2018, the Company received correspondence from the NYSE noting that the Company was no longer in compliance with the NYSE’s audit committee composition requirements as set forth in the NYSE Listed Company Manual Section 303A.07 (the “Notice”). The Notice provides that if the Company is unable to cure this deficiency by September 18, 2018, it will be deemed noncompliant and the Company’s common stock will trade with an added designation of “.BC” to indicate the status of the common stock as “below compliance.”

The Board has initiated a search to identify qualified candidates to replace Ms. Byerwalter as a director of the Company and member of the audit committee of the Board (“Audit Committee”).

Item 8.01 Other Events.

Independent Review of Audit Committee Investigation

As previously disclosed, the Audit Committee conducted an independent investigation of the Company’s accounting practices, financial statement reporting and internal control over financial reporting for fiscal 2016 and 2017. Among other matters, the investigation included a review of the accounting for a government contract during fiscal 2016 and associated issues with whether there was an open flow of information and appropriate tone at the top for an effective control environment. The Audit Committee engaged independent professionals to assist its investigation throughout the process, concluded its investigation and, among its other findings, determined that no illegal acts occurred. The Audit Committee concluded its investigation in May 2018.

The Company has not yet completed its final determination and review of its financial statements and internal controls over financial reporting for the fiscal year ended December 31, 2017. As previously announced, Company’s Board concluded that certain financial statements for periods in 2016 and 2017 should be restated and should no longer be relied upon. The determination was made upon the recommendation of the Audit Committee of the Board, as a result of its independent investigation of the Company’s accounting practices, financial statement reporting and internal control over financial reporting for fiscal 2016 and 2017, and after consultation with the Company’s independent auditors and management team. As part of the restatement process, the Company is continuing to assess the adjustments to its financial statements.

Additionally, as previously reported, the Company expects to report material weaknesses in its internal control over financial reporting as of December 31, 2017 related to managing change and assessing risk in the areas of non-routine and complex transactions, tone at the top, and commitment to competencies in the areas of non-routine and complex transactions. As a result of the material weaknesses, the Board, upon recommendation of the Audit Committee, concluded that the Company’s internal control over financial reporting and disclosure controls and procedures were ineffective as of December 31, 2017.

While the Audit Committee has concluded its investigation, it may ultimately identify other accounting issues, further material weaknesses, and/or require the restatement of other Company financial statements for previous periods.

Recently, KPMG LLP (“KPMG”) raised certain issues, primarily relating to lack of communication concerning allegations made by former management’s counsel following the completion of the Audit Committee’s investigation (described elsewhere herein) regarding the Audit Committee’s awareness that information was withheld from the auditors during 2016 and 2017, and the response to those allegations. Counsel to the Audit Committee reviewed such allegations at the time they were made and concluded that they were without merit. KPMG brought these concerns to the attention of our Lead Independent Director. In response to the concerns raised by KPMG, the Company and the Board will undertake additional steps, including forming a Special Committee of directors independent from the Audit Committee to carry out an independent investigation which will review the procedures, scope and findings of the Audit Committee’s investigation as well as the additional allegations noted herein with full authority to take whatever follow-up measures it deems appropriate.

The Board has appointed Messrs. Bevilacqua, Gramaglia and Harvey to the Special Committee to carry out the independent review described above.

SEC Investigation

The Company voluntarily contacted the San Francisco office of the SEC regarding the restatement and independent investigation. The Company is providing information and documents to the SEC and will continue to cooperate with the SEC’s investigation into these matters.

Cautionary Statement Concerning Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that include the words “believes,” “expects,” “anticipates,” “intends,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements include those related to the Company’s anticipated financial results for fiscal 2016, 2017 and 2018. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, but not limited to: the risks and uncertainties that the Company’s review of the matters described above is ongoing and the amounts at issue and the periods to which they relate have not been definitively determined; the final amounts and adjustments may differ materially from the Company’s estimated amounts; additional adjustments may be identified, the impact of which may be material; the impact of the internal investigation on the Company, its management and operations, including financial impact as well as any litigation or regulatory action that may arise from the investigation, any of which may result in a material adverse effect on the Company; the impact of control deficiencies, including disclosure controls as well as any material weaknesses in internal control over financial reporting, and the associated costs in remediating those control deficiencies; the risk that the Company may not file its delinquent periodic reports prior to the time it would be delisted from the NYSE which would result in a material adverse effect on the Company; the reputational damage that the Company may suffer as a result of the matters discussed in this filing; and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K filed with the SEC and similar disclosures in subsequent periodic and current reports filed with the SEC. Readers of this Form 8-K are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description of Exhibits

99.1	Registrant’s press release dated September 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

Dated: September 12, 2018	By:	/s/ Ismail Dawood
	Name:	Ismail Dawood
	Title:	Interim Chief Financial Officer